DELAWARE GROUP® ADVISER FUNDS
Delaware Diversified Income Fund

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

DELAWARE GROUP EQUITY FUNDS IV
Delaware Healthcare Fund
Delaware Smid Cap Growth Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Foundation® Conservative Allocation Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware International Value Equity Fund

DELAWARE GROUP INCOME FUNDS
Delaware Extended Duration Bond Fund

DELAWARE POOLED® TRUST
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

Supplement to the current Statements of Additional Information
(each, an “SAI” and together, the “SAIs”) for each Fund
(each, a “Fund” and together, the “Funds”)

The following information replaces the fundamental investment restriction relating to making loans in the section entitled, “Investment Objective, Restrictions, and Policies – Fundamental Investment Restrictions” for the Funds referenced above. This Supplement does not alter the fundamental investment restriction relating to making loans for any additional funds included in the SAIs.

Each Fund shall not:

Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please keep this supplement for future reference.

This Supplement is dated May 13, 2015.